SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 15, 1998

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                              IMC MORTGAGE COMPANY
                              --------------------
             (Exact name of registrant as specified in its charter)




            Florida                        333-3954             59-3350574
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(State or other jurisdiction of    (Commission file number)  (I.R.S. employer
 incorporation or organization)                             identification no.)

           5901 E. Fowler Avenue,
               Tampa, Florida                                  33167
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  (Address of principal executive offices)                  (Zip code)

       Registrant's telephone number, including area code: (813) 984-8801


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Item 5.  Other Events.

         IMC Mortgage Company (the "Company") executed a Loan Agreement (the "Greenwich Loan Agreement") on October 15, 1998 with Greenwich Street Capital Partners II L.P., Greenwich Fund, L.P. and GSCP Offshore Fund, L.P. (collectively "Greenwich"), pursuant to which Greenwich will provide the Company a $33 million standby revolving credit facility for a period of up to 90 days. The facility bears interest at 10% per annum and matures in 90 days. In consideration of providing the facility, Greenwich received a $3.3 million commitment fee and exchangeable preferred stock representing the equivalent of 40% of the common stock of the Company on a fully diluted basis. Upon maturity of the facility or if the Company enters into a definitive agreement for a transaction that will result in a change in control of the Company, Greenwich may elect to receive (i) repayment of the facility, plus accrued interest and a take-out premium, if any, or (ii) additional preferred stock. The amount of take-out premium is based upon the average outstanding balance of the facility and the time elapsed between the Greenwich Loan Agreement and the date of such definitive agreement or maturity date, as applicable, and may range from 20% to 200% of the facility balance. The amount of additional preferred stock is based upon the time elapsed between the Greenwich Loan Agreement and the date of such definitive agreement or maturity date, as applicable, and may range from zero to the equivalent of 50% of the common stock of the Company on a fully diluted basis (in addition to the 40% initially received upon provision of the facility).

         The Company has also entered into intercreditor arrangements with its three largest warehouse and interest only and residual certificate lenders, which have agreed to a "standstill," subject to certain conditions, keeping their facilities in place for up to 90 days in order for the Company to explore its financial alternatives, and a forbearance and intercreditor agreement with respect to its $95 million revolving bank credit facility, of which $87.5 million is outstanding and had matured by its terms. These agreements were, in each case, dependent upon entering into the Greenwich Loan Agreement.

         The Forbearance and Intercreditor Agreement (the "Forbearance Agreement") among the Company, BankBoston, N.A. ("BankBoston"), and Greenwich provides that, subject to certain conditions, for a period of 45 days, BankBoston will take no action, including collection, with respect to its $95 million revolving credit facility, of which $87.5 million is outstanding and had become due. The term of the Forbearance Agreement will automatically be extended for an additional 45 days if, within the initial 45-day period, the Company enters into a letter of intent with a third party relating to a potential change in control of the Company. In consideration of BankBoston's agreement, the Company will pay BankBoston $1 million upon the earlier to occur of the expiration of the term of the Forbearance Agreement or a change in control of the Company. The Company also entered into an additional Loan Agreement with BankBoston (the "BankBoston Loan Agreement"). Pursuant to the BankBoston Loan Agreement, BankBoston will provide the Company a revolving credit facility of up to $5 million, depending on the pledge of certain specific collateral, and will make $2.5 million (in


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addition to the $87.5 million  presently  outstanding)  available to the Company under the parties' prior facility agreement. The facility provided by the BankBoston Loan Agreement bears interest at 10% per annum and matures in 90 days.

         The three Intercreditor Agreements (each, an "Intercreditor Agreement") are among the Company, Greenwich and each of (x) Bear Stearns Home Equity Trust and Bear, Stearns International Limited (collectively, "Bear Stearns"), (y) Paine Webber Real Estate Securities, Inc. ("Paine Webber"), and (z) German American Capital Corporation and Aspen Funding Corp. (collectively, "DMG") (each of Bear Stearns, Paine Webber and DMG, a "Lender"). Each Intercreditor Agreement provides that, subject to certain conditions, the Lender in question will take no action, including issuing margin calls, with respect to its loan facility for 45 days. The term of each Intercreditor Agreement will automatically be extended for an additional 45 days if, within the initial 45-day period, the Company enters into a letter of intent with a third party relating to a potential change in control of the Company. In consideration of the Lenders' agreements, the Company will pay each Lender $1 million upon consummation of a change in control of the Company.

         To induce DMG to enter into an Intercreditor Agreement, the Company agreed to allow DMG's committed warehouse facility to become uncommitted and issued DMG a warrant (the "Warrant") to purchase 2.5% of the common stock of the Company on a fully diluted basis. The Warrant is exercisable for $1.72 per share of common stock. To induce Paine Webber to enter into an Intercreditor Agreement, the Company reduced the percentage advanced over the par value of the mortgage loans from Paine Webber's uncommitted facility from 4% over par to 3% over par.

         The Company has retained Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") to advise the Company as to financial and strategic alternatives. The Company is actively working with DLJ to seek a long-term investor in the Company or a sale or similar transaction resulting in a change in control of the Company.

         The foregoing discussion is qualified by reference to the full text of the documents relating to the transactions described, including the Greenwich Loan Agreement, the Forbearance Agreement, the BankBoston Loan Agreement, the Intercreditor Agreements and the Warrant, which are attached hereto as Exhibits 3.1, 4.7, and 10.53 through 10.60 and are incorporated herein by reference in their entirety.


Item 7.   Financial Statements, Pro Forma Financial Information
                   and Exhibits.

(c)               Exhibits

         3.1 Amended and Restated Articles of Amendment Designating the Preferences, Rights and Limitations of Class A Preferred Stock, Class B Preferred Stock, Class C Exchangeable Preferred Stock and Class D Preferred Stock of the Company


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        4.7    Form of Stock Purchase Warrant issued to German American
               Capital Corporation
      10.53 Letter Agreement dated October 15, 1998 between BankBoston, N.A. and the Company regarding a Line of Credit
      10.54 Forbearance and Intercreditor Agreement dated as of October 12, 1998 among the Company, BankBoston, N.A., Greenwich Street Capital Partners II L.P., Greenwich Fund, L.P. and GSCP Offshore Fund, L.P.
      10.55    Intercreditor  Agreement dated as of October 12, 1998
               among the Company,  Bear  Stearns Home Equity  Trust,
               Bear, Stearns International Limited, Greenwich Street
               Capital  Partners II L.P.,  Greenwich  Fund, L.P. and
               GSCP Offshore Fund, L.P.
      10.56    Intercreditor  Agreement dated as of October 12, 1998
               among  the   Company,   Paine   Webber   Real  Estate
               Securities,  Inc.,  Greenwich Street Capital Partners
               II L.P., Greenwich Fund, L.P. and GSCP
               Offshore Fund, L.P.
      10.57 Intercreditor Agreement dated as of October 12, 1998 among the Company, German American Capital Corporation, Aspen
               Funding Corp., Greenwich Street Capital Partners II L.P., Greenwich Fund, L.P. and GSCP Offshore Fund, L.P.
      10.58    Loan Agreement dated as of October 12, 1998 among the
               Company,  Greenwich  Street Capital Partners II L.P.,
               Greenwich Fund, L.P. and GSCP Offshore Fund, L.P.
      10.59    Borrower  Security  Agreement dated as of October 12,
               1998  among the  Company,  Greenwich  Street  Capital
               Partners  II  L.P.,  Greenwich  Fund,  L.P.  and GSCP
               Offshore  Fund,  L.P. and  Greenwich  Street  Capital
               Partners II L.P., as collateral agent
      10.60 Registration Rights Agreement among the Company, Greenwich Street Capital Partners II L.P., Greenwich Fund, L.P. and GSCP Offshore Fund, L.P.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, IMC Mortgage Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:    October 21, 1998                     IMC MORTGAGE COMPANY


                                              By:   /s/ THOMAS G. MIDDLETON
                                                 ---------------------------
                                              Thomas G. Middleton
                                              President, Chief Operating Officer
                                              and Assistant Secretary


                                              By:   /s/ STUART D. MARVIN
                                                 ------------------------
                                              Stuart D. Marvin
                                              Chief Financial Officer




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